Morgan Stanley Institutional Fund, Inc.

Global Stars Portfolio

Summary Prospectus   |   April 30, 2025

Share Class and Ticker Symbols
Class I	Class A	Class L	Class C	Class R6
MGQIX	MGQAX	MGQLX	MSGQX	MGQSX

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), online at www.morganstanley.com/im/MSIFGlobalStars. You can also get this information at no cost by calling toll-free  1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated April 30, 2025 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objective

The Global Stars Portfolio (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any shares of the Fund and/or certain other Morgan Stanley Funds already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction, amounts to $50,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 56 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees  (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Stars Portfolio (Con’t)

1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 12 months, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after the last day of the month of purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.

Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class R6
Advisory Fee[1]	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.67%	0.70%	0.81%	0.69%	0.39%
Total Annual Fund Operating Expenses[2]	1.32%	1.60%	2.21%	2.34%	1.04%
Fee Waiver and/or Expense Reimbursement[2]	0.52%	0.45%	0.56%	0.44%	0.29%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.80%	1.15%	1.65%	1.90%	0.75%
1	The Advisory Fee has been restated to reflect the decrease in the advisory fee schedule June 27, 2024.
2	The Fund’s “Adviser” and “Administrator,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I, 1.15% for Class A, 1.65% for Class L, 1.90% for Class C and 0.75% for Class R6. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Fee Waiver and/or Expense Reimbursement and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement have been restated to reflect the current expense limitation arrangement.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 82	$ 367	$ 674	$ 1,545
Class A	$ 636	$ 962	$ 1,310	$ 2,289
Class L	$ 168	$ 637	$ 1,134	$ 2,500
Class C	$ 293	$ 688	$ 1,210	$ 2,457
Class R6	$ 77	$ 302	$ 546	$ 1,245

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 82	$ 367	$ 674	$ 1,545
Class A	$ 636	$ 962	$ 1,310	$ 2,289
Class L	$ 168	$ 637	$ 1,134	$ 2,500
Class C	$ 193	$ 688	$ 1,210	$ 2,457
Class R6	$ 77	$ 302	$ 546	$ 1,245

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73%  of the average value of its portfolio.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Stars Portfolio (Con’t)

Principal Investment Strategies

The Adviser and/or the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Limited (“MSIM Limited”), seek to identify securities of issuers located throughout the world, including developed and emerging market countries, that they believe are “Stars,” which for this purpose are growth-oriented high quality compounders, that is, high quality companies characterized by difficult to replicate intangible assets (such as intellectual property, brands, or network effects) with a large growth opportunity and high returns on incremental operating capital employed. The Adviser and/or Sub-Adviser also seek to identify capable management teams able to allocate incremental capital effectively to grow the franchise, maintain the intangible assets and sustain or improve returns on operating capital.

As a part of the investment process, the Adviser and/or Sub-Adviser assesses relevant factors (risks and opportunities) material to growth potential and generating high returns on incremental operating capital over the long term, including, but not limited to, factors relating to investment in intangible assets, capability of management, potential for disruption, current and anticipated industry competition and environmental, social and governance (“ESG”) factors.

The Adviser and/or Sub-Adviser believe that the number of issuers with growing high-quality businesses meeting their criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies. The Fund’s equity investments, including depositary receipts, may include convertible securities. The Fund may invest in equity securities of companies of any market capitalization.

The Fund may utilize foreign currency forward exchange contracts, which are derivatives, for currency hedging purposes.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. Investments in the Fund involve risks and you should not rely on the Fund as a complete investment program. The relative significance of each risk factor summarized below may change over time and you should review each risk factor carefully because any one or more of these risks may result in losses to the Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. U.S. and foreign stock markets, and equity securities of individual issuers, have experienced periods of substantial price volatility in the past and it is possible that they will do so again in the future. The prices of equity securities fluctuate, sometimes rapidly or widely, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic, political and public health conditions. During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities are subject to heightened risks.

The value of equity securities declines in response to perceived or actual adverse changes in the economy, economic outlook or financial markets; deterioration in investor sentiment; inflation, interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions affect certain types of equity securities to a greater extent than other types of equity securities. If the stock market declines, the value of the Fund’s equity securities will also likely decline, which will result in a decrease in the value of your investment in the Fund. Although prices can rebound, there is no assurance that prices of the Fund’s equity securities will return to previous levels.

•	Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks, such as currency, political (including geopolitical), economic and market risks and heightened risks, that may result in losses to the Fund. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs and risks, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Stars Portfolio (Con’t)

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental interventions or other actions, such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid and decline in value in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market, economic, political and social turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Emerging market countries may be subject to increased potential for market manipulation and to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities (in the sanctioned country and other markets), negatively impact the value or liquidity of the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies.

•	Foreign Currency Forward Exchange Contracts. To the extent the Fund seeks to hedge its foreign currency exposure by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risks associated with derivatives and the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•	Liquidity. The Fund may make investments that are less liquid, illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

•	Derivatives. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument, including market risk, and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic, geopolitical and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. These types of events may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund’s investments, which may in turn impact the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters or events, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions and the imposition of tariffs, trade barriers and other protectionist or retaliatory measures) adversely interrupt or otherwise affect the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets or economies may occur, the effects that such events

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Stars Portfolio (Con’t)

may have and the duration of those effects (which may last for extended periods). These types of events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance or value of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted.

•	Non-Diversification. The Fund is non-diversified, which means that the Fund may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a single issuer or portfolio investment than a diversified portfolio and a decline in the value of that issuer’s securities or that portfolio investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•	ESG Investment Risk. To the extent that potentially financially material environmental, social and/or governance (“ESG”) issues are considered as an integrated component of the investment decision-making process, investment performance of the Fund may be impacted and may differ from similar strategies that do not consider such issues. The Adviser’s ESG analysis may be subjective, may rely on limited data, and may change over time.

•	Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

•	China Risk. Investments in securities of Chinese issuers, including A-shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction or other adverse circumstances.

Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions, trading policies and taxation of imports of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth or the value of investments in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future, become restricted, and/or sanctioned by the U.S. government or other governments and the Fund may be forced to sell or unable to purchase or sell such restricted securities and incur a loss as a result.

Recent developments in relations between the U.S., other trading partners and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions (and threats thereof) could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry, Chinese issuers, the liquidity or price of the Fund’s direct or indirect investments in China and, therefore, the Fund.

These and other developments, including government actions, may result in significant illiquidity risk or forced disposition for Chinese investments. The Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in decreased liquidity, greater price volatility (caused by, among other things, military, diplomatic, or trade conflicts), and potentially fewer investment opportunities for the Fund. The Fund’s investments in Chinese securities are also subject to additional risks associated with differing regulatory and audit requirements across the Chinese and U.S. securities markets. Ongoing political tension between the People’s Republic of China and the Hong Kong Special Administrative Region may have impacts on the economy of Hong Kong, and these impacts remain uncertain.

•	Financials Sector Risk. To the extent the Fund invests a substantial portion of its assets in the financials sector, factors that have an adverse impact on this sector may have a disproportionate impact on the Fund’s performance. The financials sector can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the financials sector of an emerging market economy than on other industries of its economy. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of the financials sector.

•	Information Technology Sector Risk. To the extent the Fund invests a substantial portion of its assets in the information technology sector, the value of Fund shares may be particularly impacted by events that adversely affect the information technology sector, such as rapid changes in technology product cycles, product obsolescence, government regulation, and competition, and may fluctuate more than that of a fund that does not invest significantly in companies in the technology sector.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Stars Portfolio (Con’t)

Please see “Additional Information About Fund Investment Strategies and Related Risks” in the Fund’s prospectus for a more detailed description of risks of investing in the Fund. Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and ten year periods and since inception compare with a broad measure of market performance and one or more additional indexes. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund changed its name from Global Sustain Portfolio to Global Stars Portfolio effective June 27, 2024. Additionally, effective June 27, 2024, the Fund changed its primary benchmark to the MSCI All Country World Net Index because the Adviser believes it is a more appropriate benchmark for the Fund. Prior to June 27, 2024, the Fund was managed pursuant to a different investment strategy. Performance information for periods prior to June 27, 2024 does not reflect the Fund’s current investment strategy.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im  or by calling toll-free 1-800-869-6397.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Stars Portfolio (Con’t)

Effective June 27, 2024, the Fund’s principal investment strategies changed. The performance information in the bar chart and table prior to that date reflects the Fund’s prior principal investment strategies.

Annual Total Returns—Calendar Years

High Quarter	06/30/20	17.74%
Low Quarter	03/31/20	-13.85%

Average Annual Total Returns

(for the calendar periods ended  December 31, 2024)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 8/30/2013)
Return Before Taxes	16.27%	9.07%	10.53%	10.65%
Return After Taxes on Distributions[1]	9.89%	7.56%	8.98%	9.24%
Return After Taxes on Distributions and Sale of Fund Shares	14.40%	7.15%	8.37%	8.58%
Class A (commenced operations on 8/30/2013)
Return Before Taxes	9.80%	7.53%	9.55%	9.76%
Class L (commenced operations on 8/30/2013)
Return Before Taxes	15.29%	8.14%	9.59%	9.71%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	14.16%	7.89%	N/A	9.33%[2]
Class R6 (commenced operations on 9/13/2013)
Return Before Taxes	16.35%	9.12%	10.58%	10.47%
MSCI All Country World Net Index (reflects no deduction for fees, expenses or taxes)[3]	17.49%	10.06%	9.23%	9.65%[4]
MSCI World/MSCI All Country World Blended Index (reflects no deduction for fees, expenses or taxes)[5]	18.00%	11.04%	9.88%	10.35%[4]
MSCI World Net Index (reflects no deduction for fees, expenses or taxes)[6]	18.67%	11.17%	9.95%	10.41%[4]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	Class C shares will generally automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.
3	The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
4	Since Inception reflects the inception date of Class I.
5	The MSCI World/MSCI All Country World Blended Index is a performance linked benchmark of the old and new benchmark of the Fund. The old benchmark represented by MSCI World Index for periods from the Fund’s inception to June 26, 2024 and the new benchmark represented by MSCI All Country World Index for periods thereafter. It is not possible to invest directly in an index.
6	The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Stars Portfolio (Con’t)

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Adviser. Morgan Stanley Investment Management Limited.

Portfolio Managers. The Fund is managed by Alex Gabriele, who is supported by Richard Perrott, both members of the International Equity team. Information about the members responsible for the day-to-day management of the Fund is shown below:

Name	Title with Sub-Adviser	Date Began Managing Fund
Alex Gabriele	Managing Director of MSIM Limited	September 2017
Richard Perrott	Managing Director of MSIM Limited	September 2017

Purchase and Sale of Fund Shares

The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $1 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund.  To purchase Class R6 shares, an investor must meet a minimum initial investment of $5 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades through an intermediary that combines its clients’ assets in a single omnibus account, whether or not such plan is qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o SS&C Global Investor and Distribution Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-869-6397) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a  Financial Intermediary (such as a bank), the Adviser  and/or the Distributor may pay the Financial  Intermediary for the sale of Fund shares and related  services. These payments, which may be significant in  amount, may create a conflict of interest by influencing  the Financial Intermediary and your salesperson to recommend  the Fund over another investment. Ask  your salesperson or visit your Financial Intermediary’s  web site for more information.

© 2025 Morgan Stanley

SU-MSIF-28